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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  -----------

                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 25, 1998



                           BT Financial Corporation
                           ------------------------
            (Exact name of registrant as specified in its charter)


        Pennsylvania               0-12377                        251441348
(State or Other Jurisdiction     (Commission                  (I.R.S. Employer
     of Incorporation)           File Number)                Identification No.)


                551 Main Street, Johnstown, Pennsylvania 15901
                   (Address of principal executive offices)


                                 (814)532-3801
             (Registrant's telephone number, including area code)


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Item 5.  Other Events.

     BT Financial Corporation's press release dated March 25, 1998 regarding BT Financial Corporation's 2-for-1 stock split filed herewith as Exhibit 99 is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.
     --------

     Exhibit 99.   BT Financial Corporation press release dated March 25, 1998.



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                                   Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    BT FINANCIAL CORPORATION


Date:  March 26, 1998                 By:  /s/  John H. Anderson
                                          --------------------------------------
                                          John H. Anderson
                                          Chairman and Chief Executive Officer
                                             (Principal Executive Officer)

                                           /s/  Steven C. Ackmann
                                          --------------------------------------
                                          Steven C. Ackmann
                                          President and Chief Operating Officer

                                           /s/  Mark L. Sollenberger
                                          --------------------------------------
                                          Mark L. Sollenberger
                                          Executive Vice President and Treasurer



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